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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 20, 2005

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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)


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                        Commission file number 000-23039

              COLORADO                                     14-1623047
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                     Identification No.)

      18685 East Plaza Drive, Parker, Colorado                   80134
      (Address of principal executive offices)                 (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

                  As of June 20, 2005, OraLabs Holding Corp. ("OraLabs" or the "Company") entered into a First Amendment to Stock Exchange Agreement. The First Amendment amends the definitive Stock Exchange Agreement previously described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2005. The First Amendment specifies the amount of shares to be issued to the Shareholders of NVC Lighting Investment Holdings Limited ("NVC") upon a closing of the proposed transactions. As the amount of net income earned by NVC for the year ended December 31, 2004, as shown in NVC's Consolidated Financial Statements as of December 31, 2004, including the Report of Independent Registered Public Accounting Firm included therein, was $7,105,027.00, the number of shares to be issued to the NVC Shareholders upon a closing of the proposed transactions (the "NVC Shares") will be 94 percent of the fully-diluted, total issued and outstanding shares of common stock of OraLabs upon completion of the closing, pursuant to the formula contained in Section
                  1.1 of the Stock Exchange Agreement. The actual number of NVC shares will not be known until closing as it depends in part upon the number of outstanding options that may be exercised prior to closing by OraLabs employees.

                  The First Amendment also extends certain deadline dates in the Stock Exchange Agreement. Either party has the right to terminate the Agreement if closing does not occur by September 30, 2005.

                  The closing of the Stock Exchange Agreement, as amended by the First Amendment, remains conditioned upon, among other things, customary closing conditions, including the satisfaction of both the Company and NVC with their due diligence investigations of the other party and the receipt by the Board of Directors of OraLabs of a fairness opinion. If the closing under the Agreement occurs, it is expected to occur during the Company's third or fourth fiscal quarter.

                  No assurances can be given that the Agreement will close or, if the closing occurs, as to the final terms of the Agreement. A copy of the First Amendment is attached as Exhibit 2.2 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the First Amendment and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the First Amendment.

Forward-looking Statement

Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K relate to the timing of the closing of the Agreement and to the final terms of the Agreement. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         2.2      First Amendment to Stock Exchange Agreement.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ORALABS HOLDING CORP.

                                            By: /s/ Gary H. Schlatter
                                               ---------------------------------
                                               Gary H. Schlatter
                                               President
Date: June 24, 2005


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                                 EXHIBIT INDEX

Exhibit No.                      Description

2.2      First Amendment to Stock Exchange Agreement.


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